UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2013

______________________RBC Life Sciences, Inc.______________________ (Exact name of registrant as specified in its charter)
_______NEVADA_______ (State or other jurisdiction of incorporation)	_______000-50417_________ (Commission File Number)	_______91-2015186________ (IRS Employer Identification No.)
2301 CROWN COURT, IRVING, TEXAS (Address of principal executive offices)		____________75038_____________ (Zip Code)
Registrant's telephone number, including area code __________972-893-4000______________
__________________________N/A____________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 19, 2013, the RBC Life Sciences, Inc. (the "Company") held its 2013 Annual Meeting of Shareholders (the "Annual Meeting") for the following purposes:

1.
To elect two (2) persons to serve as Class III directors of the Company until the earlier of the 2016 Annual Meeting of Shareholders, their successors are duly elected and qualified, or their resignation or removal from office;

2.
To approve the amendments to the Company's Articles of Incorporation, and to authorize the Company's Board of Directors (the "Board") to effect a 1-for-500 reverse stock split of the Company's Common Stock (the "Common Stock"), and to immediately thereafter effect a 50-for-1 forward stock split of the Common Stock (the "Stock Splits"), on a date to be determined at the discretion of the Board;

3.	To conduct an advisory vote on the compensation of the Company's Named Executive Officers; and

4.	To conduct an advisory vote on the frequency of future shareholder votes on the compensation of the Company's Named Executive Officers
At the close of business on April 22, 2013, the record date of the Annual Meeting, the Company had 22,228,834 shares of common stock issued and outstanding. The holders of a total of 15,147,501 shares of common stock were present at the Annual Meeting, either in person or by proxy, which total constituted a majority of the issued and outstanding shares on the record date for the Annual Meeting.
With regard to the first item, all of the Company’s nominees for director were elected by the votes set forth in the table below:

Nominee	For	Withheld	Broker Non-Votes
Clinton H. Howard	11,744,780	417,748	2,178,422
Joseph P. Philipp	11,724,480	438,048	2,178,422

With regard to the second item, amendments to the Company's Articles of Incorporation and authorization of the Board to effect the Stock Splits were approved by a majority of the outstanding shares of Common Stock, as set forth below:

For	Against	Abstain
13,416,442	1,728,318	2,741

Regarding the third item, the Company's compensation of the Named Executive Officers was approved on an advisory basis by the holders of a majority of the shares of Common Stock present at the Annual Meeting, as set forth below:

For	Against	Abstain
11,600,586	180,635	381,307

With regard to the fourth item, the holders of a majority of the shares of Common Stock present at the Annual Meeting selected, on an advisory basis, for shareholder votes on the compensation of the Named Executive Officers to occur every three years, as set forth below:

Every Year	Every Two Years	Every Three Years	Abstain
1,130,766	513,295	10,515,657	195

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 19, 2013

RBC Life Sciences, Inc.

By: /s/ Richard S. Jablonski
Name: Richard S. Jablonski
Title: Vice President - Finance & Chief Financial Officer